EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Bill Schuetter, Acting Chief Executive Officer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bill Schuetter
Bill Schuetter President December 30, 2009

This certification is being furnished to the Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350, and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Peter Fortner, Chief Accounting Officer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Peter Fortner
Peter Fortner Chief Accounting Officer December 30, 2009

This certification is being furnished to the Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350, and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.